Supplement dated April 10, 2006 to:	232909 4/06

PUTNAM RETIREMENTREADY® FUNDS
Statement of Additional information dated November 30, 2005

The first footnote to the table in the section “Disclosure of Portfolio Information” is replaced with the following:

(1) Beginning on or about April 18, 2006, full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in six other Putnam funds, will be posted on www.putnam.com approximately 15 days after the end of each month. Please see the prospectus for these funds’ target allocations.